==============================================================================




                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) June 29, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2001, providing for the issuance of the CWMBS, INC., Alternative Loan
          Trust 2001-7, Mortgage Pass-Through Certificates, Series
          2001-14).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     333-51332              95-4596514
-----------------------------    ------------------      -----------------
(State of Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)




                  4500 Park Granada
                  Calabasas, California                          91302
            ------------------------------------            ------------------
                 (Address of Principal                         (Zip Code)
                 Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


------------------------------------------------------------------------------


===============================================================================

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


         On June 29, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-14.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated January 10, 2001 and the Prospectus Supplement dated June 26, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-14.

         Mortgage Loan Statistics
         ------------------------

         The following tables describe characteristics of the mortgage loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.


                                Mortgage Rates

-----------------------------------------------------------------------------------------
Mortgage Rates (%)      Number of               Aggregate Principal         Percent of
                        Mortgage Loans          Balance Outstanding            Loan
-----------------------------------------------------------------------------------------
             6.500                 1                 $480,000.00                  0.29%
             6.750                 2                 $867,000.00                  0.53%
             6.875                 4              $ 1,526,135.10                  0.93%
             7.000                 9              $ 3,488,100.00                  2.12%
             7.125                12              $ 4,765,907.45                  2.90%
             7.250                27              $10,515,800.00                  6.40%
             7.375                39              $16,921,155.98                 10.29%
             7.500                51              $21,520,375.97                 13.09%
             7.625                24              $11,780,445.11                  7.17%
             7.750                48              $19,536,531.61                 11.89%
             7.875                39              $15,097,943.10                  9.19%
             8.000                23              $ 9,246,160.00                  5.63%
             8.125                10              $ 3,573,350.00                  2.17%
             8.250                18              $ 6,806,818.27                  4.14%
             8.375                17              $ 6,319,678.51                  3.84%
             8.500                12              $ 4,311,540.79                  2.62%
             8.625                 9              $ 2,740,680.85                  1.67%
             8.750                28              $10,320,114.66                  6.28%
             8.875                13              $ 3,756,341.23                  2.29%
             9.000                13              $ 4,430,657.27                  2.70%
             9.125                 6              $ 1,888,216.88                  1.15%
             9.250                 2              $   431,162.87                  0.26%
             9.375                 6              $ 1,594,707.39                  0.97%
             9.500                 6              $ 1,550,299.98                  0.94%
             9.750                 1                $ 268,970.00                  0.16%
             9.875                 1                $ 223,222.08                  0.14%
            10.500                 1                $ 196,186.86                  0.12%
            10.625                 1                $ 214,813.34                  0.13%
Grand Total                      423             $164,372,315.30                100.00%
-----------------------------------------------------------------------------------------


---------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.886713% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.918420% per annum.






                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------------
Current Mortgage         Number of           Aggregate Principal        Percent of
Loan Amount              Mortgage Loans      Balance Outstanding           Loan
-------------------------------------------------------------------------------------
$ 30,001 to $50,000                   3              $115,520.19               0.07%
$ 50,001 to $100,000                 11              $784,270.13               0.48%
$100,001 to $150,000                  7              $854,726.31               0.52%
$150,001 to $200,000                  7            $1,369,409.97               0.83%
$200,001 to $250,000                  6            $1,423,700.88               0.87%
$250,001 to $300,000                 55           $15,685,203.94               9.54%
$300,001 to $350,000                112           $36,311,063.49              22.09%
$350,001 to $400,000                 87           $32,832,986.10              19.97%
$400,001 to $450,000                 37           $15,950,100.00               9.70%
$450,001 to $500,000                 36           $17,297,897.02              10.52%
$500,001 to $550,000                 18            $9,516,670.00               5.79%
$550,001 to $600,000                 15            $8,546,133.18               5.20%
$600,001 to $650,000                 18           $11,485,355.11               6.99%
$650,001 to $700,000                  2            $1,364,900.00               0.83%
$700,001 to $750,000                  1              $708,000.00               0.43%
$750,001 to $1,000,000                5            $4,754,433.00               2.89%
$1,000,001 to $1,500,000              1            $1,499,999.00               0.91%
$1,500,001 to $2,000,000              2            $3,871,946.98               2.36%
Grand Total                         423          $164,372,315.30             100.00%
-------------------------------------------------------------------------------------


---------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $388,587.03.





                  Documentation Program for Mortgage Loans



------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Type of Program          Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
Alternative                          40         $14,773,899.65                8.99%
CLUES                                 4         $ 1,511,500.00                0.92%
Full                                 87         $34,974,988.06               21.28%
NINA                                 55         $17,495,922.48               10.64%
Reduced                             235         $95,233,973.50               57.94%
Streamline                            2           $ 382,031.61                0.23%
Grand Total                         423        $164,372,315.30              100.00%
------------------------------------------------------------------------------------







                      Original Loan-to Value Ratios(1)(2)

------------------------------------------------------------------------------------
Original Loan-to         Number of          Aggregate Principal        Percent of
Value Ratios (%)         Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
50.00 and below                      15           $9,053,982.00               5.51%
50.01 to 55.00                        3           $1,092,596.78               0.66%
55.01 to 60.00                       14           $7,273,940.00               4.43%
60.01 to 65.00                       11           $5,868,454.00               3.57%
65.01 to 70.00                       33          $13,382,592.68               8.14%
70.01 to 75.00                       45          $18,893,167.27              11.49%
75.01 to 80.00                      201          $78,613,528.75              47.83%
80.01 to 85.00                       14           $6,079,925.67               3.70%
85.01 to 90.00                       37          $12,630,609.01               7.68%
90.01 to 95.00                       50          $11,483,519.14               6.99%
Grand Total                         423         $164,372,315.30             100.00%
------------------------------------------------------------------------------------


---------

(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 76.23418442%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.






                State Distribution of Mortgaged Properties (1)

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
State                    Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
CA                                  265         $107,465,082.31              65.38%
CO                                   15           $7,668,808.02               4.67%
TX                                   14           $6,104,429.98               3.71%
FL                                   24           $5,690,278.84               3.46%
NJ                                   12           $4,743,650.00               2.89%
Other                                93          $32,700,066.15              19.89%
Total                               423         $164,372,315.30             100.00%
-------------------------------------------------------------------------------------


(1) The Other row in the preceding table includes 28 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.32% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.







                          Purpose of Mortgage Loans


------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Property Type            Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
Purchase                            268          $99,436,722.36              60.49%
Refinance (rate/term)                74          $33,100,705.99              20.14%
Refinance (cash-out)                 81          $31,834,886.95              19.37%
Grand Total                         423         $164,372,315.30             100.00%
-------------------------------------------------------------------------------------







                        Types of Mortgaged Properties

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Loan Purpose             Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
Single Family                       300         $116,229,200.17              70.71%
Condominium                          20          $ 6,772,625.46               4.12%
HighRise Condo                        6          $ 2,128,549.88               1.29%
2-4 Family                            5          $ 2,006,000.00               1.22%
Condo Hotel                           1             $ 59,200.00               0.04%
PUD                                  91          $37,176,739.79              22.62%
Grand Total                         423         $164,372,315.30             100.00%
------------------------------------------------------------------------------------







                                Occupancy Type(1)

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Occupancy Type           Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
Primary Residence                   408         $158,755,825.30              96.58%
Investor Property                    10           $3,911,150.00               2.38%
Second Home                           5           $1,705,340.00               1.04%
Grand Total                         423         $164,372,315.30             100.00%
------------------------------------------------------------------------------------


---------
(1) Based upon representations of the related Mortgagors at the time of origination.






                     Remaining Term to Maturity(1)


------------------------------------------------------------------------------------
Remaining Term           Number of          Aggregate Principal        Percent of
to Maturity (months)     Mortgage Loans     Balance Outstanding           Loan
------------------------------------------------------------------------------------
218                                   1         $    196,186.86                0.12%
237                                   1         $    214,813.34                0.13%
240                                   6         $  2,387,300.00                1.45%
263                                   1         $    198,118.68                0.12%
270                                   1         $    229,324.01                0.14%
271                                   1         $    302,882.99                0.18%
282                                   1         $     51,162.87                0.03%
284                                   1         $    223,222.08                0.14%
286                                   1         $     61,860.47                0.04%
340                                   1         $     76,903.21                0.05%
351                                   1         $    143,278.98                0.09%
352                                   3         $    336,694.89                0.20%
353                                   2         $    159,412.91                0.10%
354                                  12         $  1,157,467.08                0.70%
358                                   5         $  3,767,172.16                2.29%
359                                   7         $  2,463,088.10                1.50%
360                                 378         $152,403,426.67               92.72%
Grand Total                         423         $164,372,315.30              100.00%
-------------------------------------------------------------------------------------


---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 357.22 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWMBS, INC.


                                                   By: /s/ Celia Coulter
                                                     -------------------------
                                                     Celia Coulter
                                                     Vice President



Dated: July 16, 2001